Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q report of Sugarmade, Inc. for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jimmy Chan, certify that:

(1)	This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this period report fairly presents, in all material respects, the financial condition and results of operations of Sugarmade, Inc.

Date: February 22, 2022	/s/ Jimmy Chan
Jimmy Chan
Chief Executive Officer (Principal Executive Officer, and Principal Financial Officer)